THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2007

Impac Secured Assets Trust 2007-3
(Exact name of issuing entity as specified in its charter)

Impac Secured Assets Corp.
(Exact name of depositor as specified in its charter)

Impac Funding Corporation
(Exact name of sponsor as specified in its charter)

CALIFORNIA	333-139462-02	33-0715871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19500 Jamboree Road Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (949) 475-3600.

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a 12(b) under the Exchange Act (17 CFR 240.14a 12(b))

[_] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[_] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006, prepared in accordance with U. S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 1, 2007; Commission File No. 1-10777), and the Current Report on Form 8-K filed with the Commission on April 25, 2007, as they relate to Ambac Assurance Corporation are hereby incorporated by reference in (i) the registration statement; and (ii) the Prospectus Supplement and shall be deemed to be a part hereof.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMH ASSETS CORP.

By:	/s/ Gretchen Verdugo
Name: Gretchen Verdugo
Title: EVP & CFO

Dated: April 27, 2007

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.